UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         March 10, 2009
                                                  ------------------------------

                            SALISBURY BANCORP, INC.
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               (Exact name of registrant as specified in charter)

      Connecticut                    000-24751                   06-1514263
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(State or other jurisdiction     (Commission File              (IRS Employer
of incorporation)                     Number)                Identification No.)

5 Bissell Street, Lakeville, Connecticut                         06039-1868
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(Address of principal executive offices)                         (zip code)


Registrant's telephone number, including area code:  (860) 435-9801
                                                     --------------


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Section 5.        Corporate Governance and Management

Item 5.03.        Amendments to Articles of Incorporation or Bylaws: Change in
----------        ------------------------------------------------------------
                  Fiscal Year.
                  ------------

         On March 10, 2009, at a Special Meeting of Shareholders of Salisbury Bancorp, Inc. (the "Company"), shareholders approved an amendment to Article Third of the Company's Certificate of Incorporation to authorize a class of 25,000 shares of preferred stock, par value $0.01 per share. A copy of the amended Article Third is attached hereto as Exhibit 3.1.

Section 8.        Other Events.

Item 8.01.        Other Events.
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         A Special  Meeting of  Shareholders of the Company was held on Tuesday,
March 10, 2009 for the purpose of voting on a proposal to approve an amendment to Article Third of the Company's Certificate of Incorporation to authorize a class of 25,000 shares of preferred stock, par value $0.01 per share. The results of the vote of shareholders regarding the proposal are as follows:

                                     Votes For    Votes Against    Abstentions
                                     ---------    -------------    -----------

                                     1,001,037       160,394          38,219

Percentage of Shares Voted                  84%           13%              3%
Percentage of Outstanding                   59%            9%              2%

Therefore, the proposal was adopted.

Section 9.        Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits.
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                  (d)      Exhibits

                           3.1. Article Third of the Amended Certificate of Incorporation of Salisbury Bancorp, Inc.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: March 11, 2009                             SALISBURY BANCORP, INC.


                                                  By:   /s/ John F. Foley
                                                      -------------------------
                                                       John F. Foley
                                                       Chief Financial Officer


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